American Funds® Retirement Income Portfolio – Moderate Summary prospectus January 1, 2026

Class	A	C	T	F-1	F-2	F-3	R-1
	NBARX	NBCRX	TAFNX	FBFWX	FHFWX	FIMWX	RBRPX
Class	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	RERPX	RHRPX	RKRPX	RNRPX	RRPPX	RRRPX	RURPX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at capitalgroup.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 1, 2026, are incorporated by reference into this summary prospectus.

Investment objectives The fund strives for the balanced accomplishment of three investment objectives: current income, long-term growth of capital and conservation of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 44 of the prospectus and on page 88 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.26%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.04	0.04	0.03	0.11	0.10%	0.02%	0.03
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	0.59	1.33	0.57	0.65	0.39	0.31	1.32

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.20	0.19	0.13	0.07	0.21%	0.07%	0.02%
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	1.24	1.08	0.92	0.61	0.50	0.36	0.31
Fee waiver	none	none	none	none	0.03[2]	none	none
Total annual fund operating expenses after fee waiver	1.24	1.08	0.92	0.61	0.47	0.36	0.31

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 The fund’s transfer agent is currently waiving a portion of its fee, which reduces other expenses. This waiver will be in effect through at least January 1, 2027. The transfer agent may elect at its discretion to extend, modify or terminate the waiver at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver described above through the expiration date of such waiver and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$632	$235	$307	$66	$40	$32	$134	$126	$110
3 years	753	421	428	208	125	100	418	393	343
5 years	885	729	560	362	219	174	723	681	595
10 years	1,270	1,398	946	810	493	393	1,590	1,500	1,317

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$94	$62	$48	$37	$32		1 year	$135
3 years	293	195	157	116	100		3 years	421
5 years	509	340	277	202	174		5 years	729
10 years	1,131	762	625	456	393		10 years	1,398

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

1     American Funds Retirement Income Portfolio – Moderate / Summary prospectus

Principal investment strategies The fund is intended primarily for investors who are already in retirement or plan to retire in the near future and who are seeking an investment for use with a periodic withdrawal program. In some cases, all or a portion of any distribution from the fund may include the investor’s original investment. The American Funds Retirement Income Portfolio – Moderate (“Moderate Portfolio” or the “fund”) is designed for investors who desire a balanced approach to downside risk, income and growth of capital. The fund is not designed to be the sole option for the investor’s retirement income needs nor is there any guarantee that the fund will provide adequate income through retirement.

The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in varying combinations and weightings over time. The underlying American Funds will typically seek to generate income from their investments and will primarily consist of equity-income, fixed-income and balanced funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to dividend-paying and growth-oriented common stocks and to fixed-income securities.

The Moderate Portfolio currently plans to invest about equally in underlying funds that invest significantly in stocks and other equity securities and bonds and other fixed-income securities. The fund will seek exposure to investments outside the United States as well as in the United States. The investment adviser believes that exposure to investments outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its primary objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the Moderate Portfolio’s investment objectives of providing current income, long-term growth of capital and conservation of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objectives.

The fund is one of a suite of three American Funds Retirement Income Portfolios designed to help investors in or near retirement with a withdrawal program. The three portfolios are designed to provide investors with the ability to produce cash flows from their investments in the portfolio over an extended period of time along a variation of risk profiles. The American Funds Retirement Income Portfolio – Conservative (the “Conservative Portfolio”) seeks to provide the lowest downside risk of the three portfolios, which normally results in a comparatively lower level of income and potential for growth of capital. The American Funds Retirement Income Portfolio – Enhanced (the “Enhanced Portfolio”) seeks somewhat higher income and long-term growth of capital, but also entails potentially greater volatility, which results in higher potential downside risk. The Moderate Portfolio offers investors an intermediate investment option, seeking greater current income and long-term growth than the Conservative Portfolio, with potentially less volatility and downside risk relative to the Enhanced Portfolio.

American Funds Retirement Income Portfolio – Moderate / Summary prospectus     2

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Periodic withdrawal risks — There is no guarantee that the fund will provide adequate income through retirement. The fund is not designed to, and is not expected to, generate distributions that equal a fixed percentage of the fund’s current net asset value per share. An investor taking periodic withdrawals from the fund should not assume that the source of a distribution is dividend or interest income or capital gains; rather, all or a portion of a distribution from the fund may consist of a return of capital. A return of capital is a return of all or part of an investor’s original investment in the fund. The fund’s ability to preserve capital while making periodic distributions to investors is subject to market conditions at the time an investor invests in the fund and during the length of time such investor holds shares of the fund. Even if the fund’s portfolio value grows over time, such growth may be insufficient to enable the fund to make periodic distributions to investors without returning capital to shareholders. Payments consisting of return of capital will result in a decrease in an investor’s fund share balance. Higher rates of withdrawal and withdrawals during declining markets may result in a more rapid decrease in an investor’s fund share balance. Persistent returns of capital could ultimately result in a zero account balance.

Additionally, as periodic withdrawals by investors will be made from fund assets and investors are generally not expected to reinvest such distributions in additional fund shares, distributions to investors will reduce the amount of assets available for investment by the fund. The fund may suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse

3     American Funds Retirement Income Portfolio – Moderate / Summary prospectus political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced

American Funds Retirement Income Portfolio – Moderate / Summary prospectus     4

number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     American Funds Retirement Income Portfolio – Moderate / Summary prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	Lifetime
F-2 − Before taxes	8/28/2015	9.36%	5.48%	6.27%
− After taxes on distributions		8.14	4.23	5.15
− After taxes on distributions and sale of fund shares		5.83	3.93	4.68

Share classes (before taxes)	Inception date	1 year	5 years	Lifetime
A (with maximum sales charge)	8/28/2015	2.88%	4.02%	5.37%
C	8/28/2015	7.38	4.50	5.40
F-1	8/28/2015	9.08	5.22	6.01
F-3	1/27/2017	9.38	5.56	6.19
R-1	8/28/2015	8.30	4.46	5.30
R-2	8/28/2015	8.47	4.65	5.52
R-2E	8/28/2015	8.73	4.88	5.87
R-3	8/28/2015	8.85	5.01	5.85
R-4	8/28/2015	9.14	5.24	6.04
R-5E	11/20/2015	9.31	5.46	6.13
R-5	8/28/2015	9.38	5.49	6.25
R-6	8/28/2015	9.45	5.57	6.34

Indexes	1 year	5 years	Lifetime (from Class F-2 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	25.02%	14.53%	14.34%
S&P Target Date Retirement Income Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	6.54	3.62	4.48
Bloomberg US Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.25	–0.33	1.39

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds Retirement Income Portfolio – Moderate / Summary prospectus     6

Management

Investment adviser Capital Research and Management Company

Portfolio Solutions Committee The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this fund since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
Brittain Ezzes	2024	Partner – Capital Research Global Investors
Samir Mathur	2020	Partner – Capital Solutions Group
Damien J. McCann	2025	Partner – Capital Fixed Income Investors
Wesley K. Phoa	2015	Partner – Capital Solutions Group
John R. Queen	2020	Partner – Capital Fixed Income Investors
Andrew B. Suzman President	2015	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

You can access the fund’s statutory prospectus or SAI at capitalgroup.com/prospectus.

MFGEIPX-110-0126P Litho in USA CGD/UNL/10417 Investment Company File No. 811-23053

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY